                                                                    EXHIBIT 10.1

                                   [Restated]
                         FIRST ALABAMA BANCSHARES, INC.
                             1988 STOCK OPTION PLAN

                                Table of Contents

Articles                                                                              Page
--------                                                                              ----
ARTICLE I   DEFINITIONS.................................................................

               1.1               "Board"................................................
               1.2               "Code".................................................
               1.3               "Committee"............................................
               1.4               "Common Stock".........................................
               1.5               "Company"..............................................
               1.6               "Fair Market Value"....................................
               1.7               "Incentive Stock Option" or "ISO"......................
               1.8               "Nonincentive Stock Option" or "Non-ISO"...............
               1.9               "Option" or "Stock Option".............................
               1.10              "Optionee".............................................
               1.11              "Plan".................................................
               1.12              "Stock Appreciation Right" or "SAR"....................
               1.13              "Ten Percent Shareholder"..............................

ARTICLE II   ADMINISTRATION.............................................................

               2.1               Powers of the Committee................................
               2.2               Conduct of Committee Business..........................
               2.3               Reliance on Reports....................................
               2.4               Limit on Liability and-Indemnification.................

ARTICLE III   SHARES SUBJECT TO THE PLAN................................................

ARTICLE IV   ELIGIBILITY................................................................

ARTICLE V   RESTRICTIONS ON THE GRANT OF STOCK OPTIONS..................................

               5.1               Committee's Discretion.................................
               5.2               Persons other Than Employees...........................

               5.3               Ten Year Rule..........................................
               5.4               Ten Percent Shareholders...............................
               5.5               Maximum Dollar Amount..................................

ARTICLE VI   STOCK OPTION TERMS AND CONDITIONS..........................................

               6.1               Price..................................................
               6.2               Period.................................................
               6.3               Time of Exercise.......................................
               6.4               Exercise...............................................
               6.5               Payment................................................
               6.6               Termination of Option..................................
               6.7               Restrictions on Transfer...............................

ARTICLE VII   STOCK APPRECIATION RIGHTS.................................................

               7.1               Terms and Conditions...................................
               7.2               Transferability........................................

ARTICLE VIII   ADJUSTMENTS..............................................................

ARTICLE IX   MERGER, CONSOLIDATION, OR CHANGE OF CONTROL................................

               9.1               Merger or Consolidation................................
               9.2               Change of Control......................................

ARTICLE X   AMENDMENT AND TERMINATION OF PLAN...........................................

               10.1              Power to Amend and Terminate Plan......................
               10.2              Restriction on Amendment and Termination...............

ARTICLE XI   GOVERNMENT AND OTHER REGULATIONS...........................................

ARTICLE XII   MISCELLANEOUS PROVISIONS..................................................

               12.1              Right to Continued Employment..........................
               12.2              Other Benefit Plans....................................
               12.3              Plan Expenses..........................................

               12.4              Use of Exercise Proceeds...............................
               12.5              Construction of Plan...................................
               12.6              Exemption From Registration of Shares..................
               12.7              Withholding Taxes......................................
               12.8              Headings...............................................
               12.9              Number and Gender......................................

ARTICLE XII   SHAREHOLDER APPROVAL AND EFFECTIVE DATES..................................

                         FIRST ALABAMA BANCSHARES, INC.
                             1988 STOCK OPTION PLAN

         WHEREAS, First Alabama Bancshares, Inc. ("Bancshares") desires to establish and maintain a stock option plan, as set forth herein, for the benefit of employees who become eligible to participate hereunder; and

         WHEREAS, the purpose of this plan is to provide incentive to and encourage stock ownership by certain key employees of Bancshares and to encourage such employees to remain in the employ of Bancshares; and,

         WHEREAS, the Board of Directors of Bancshares, at a meeting held on January 20, 1988, duly approved and authorized the plan embodied herein, to be effective as of January 20, 1988, subject to shareholder approval; and,

         WHEREAS, Bancshares intends to grant certain stock options pursuant to the terms of the plan, some of which are intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended;

         NOW, THEREFORE, Bancshares hereby promulgates the plan embodied herein which shall contain the following terms and conditions and only the following terms and conditions.

                                    ARTICLE I

                                   DEFINITIONS

         When used herein, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

         1.1      "Board" means the Board of Directors of the Company.

         1.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         1.3 "Committee" means the Personnel Committee of the Board, or such other persons as from time to time are appointed by the Board to administer the Plan; provided, however, each member of the Committee must be a member of the Board and a disinterested person within the meaning of Rule 16 b-3 of the Securities Exchange Act of 1934.

         1.4 "Common Stock" means the common stock of First Alabama Bancshares, Inc. having a par value of $0.625 per share.

         1.5 "Company" means First Alabama Bancshares, Inc. and shall include any corporation which is a parent or subsidiary of First Alabama Bancshares, Inc., as defined in Sections 425(e) and (f), respectively, of the Code.

         1.6 "Fair Market Value" means, with respect to the date a given Stock Option is granted or exercised, the average of the highest and lowest reported sale prices of Common Stock, as reported by such responsible reporting service as the Committee may select, or if there were no transactions in the Common Stock on such day, then the last preceding day on which transactions took place; provided that the Committee may determine fair market value in such other manner as is permitted or required by applicable laws or regulations.

         1.7 "Incentive Stock Option" or "ISO" means an Option which qualifies as an incentive stock option under Section 422A of the Code and which is designated by the Committee to be an Incentive Stock Option.

         1.8 "Nonincentive Stock Option" or "Non-ISO" means any Option which is not an Incentive Stock Option.

         1.9 "Option" or "Stock Option" means the right of an Optionee to purchase Common Stock in accordance with the provisions of this Plan, as evidenced by a properly executed option agreement, and shall include both Incentive Stock Options and Nonincentive Stock Options.

         1.10 "Optionee" means an employee of the Company who is eligible to participate in this Plan and has been granted one or more Stock Options under the Plan.

         1.11 "Plan" means First Alabama Bancshares, Inc. 1988 Stock Option Plan and any amendments thereto.

         1.12 "Stock Appreciation Right" or "SAR" means the right of an Optionee to receive in connection with an Option granted hereunder (and in accordance with the provisions of this Plan) payment of an amount equal to (a) the Fair Market Value (determined as of the date of exercise) of a share of Common Stock covered by the option less (b) the price per share at which the Option may be exercised.

         1.13 "Ten Percent Shareholder" means an individual who owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company.

                                   ARTICLE II

                                 ADMINISTRATION

         2.1      Powers of the Committee

         (a) The Committee shall administer the Plan subject to and in accordance with the provisions set forth herein and shall have all powers necessary or appropriate to enable it to properly administer the Plan, including but not limited to the power to:

                  (i) Grant Stock Options and SARs under the Plan, including the power to determine the persons to whom options and SARs shall be granted, the times at which options and SARs shall be granted, the number of shares subject to each option and SAR, the Option price of the shares subject to each option, and any other terms and conditions to which an Option or SAR shall be made subject;

                  (ii) Modify the terms of or accelerate the time of exercise of any Stock Option or SAR;

                  (iii) Cancel any Option if an Optionee conducts himself or herself in a manner which the Committee, in the exercise of reasonable discretion, determines to be inimical to the best interests of the Company, including, but not limited to an Optionee's admission of guilt or conviction of any crime resulting from dishonesty in connection with the affairs of the Company, an Optionee's conducting of the affairs of the Company in the Optionee's own interest and contrary to the interest of the Company, or an Optionee's failure to pay an indebtedness to the Company which the Committee determines to be uncollectible;

                  (iv) Construe and interpret the Plan, establish rules and regulations, delegate such administrative responsibilities as it deems proper, and perform all other acts it deems necessary to carry out the purpose and intent of the Plan; and

                  (v) Correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any granted Stock Option or in any SAR, in the manner and to the extent it shall deem necessary.

         (b) The Committee's determination under the Plan of the persons to receive grants, the form, amount and timing of such grants, and the terms and conditions of such grants need not be uniformly applicable to employees but may be made by the Committee on a selective basis among persons who receive or are eligible to receive grants under the Plan, whether or not such persons are similarly situated.

         2.2 Conduct of Committee Business. A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive; provided, however, that any such decision made or action taken may be reviewed by the Board, in which event the determination of the Board shall be final and conclusive. This provision shall not be construed to grant to an Optionee or an employee any right to a review by the Board of any decision made or action taken by the Committee.

         2.3 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member. In no event shall any person who is or has been a member of the Committee or of the Board of Directors be liable for any determination made or other action taken by him or any failure by him to act in reliance upon any such report or information, if in good faith.

         2.4 Limit on Liability and Indemnification. Neither the Board, the Committee nor any member of either shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan. In addition to such other rights of indemnification as they may have as members of the Board or of the Committee, the members of the Committee shall be indemnified by the Company for (a) all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they, or any of them, may be party by reason of any action taken, or failure to act, under, or in connection with, the Plan or any Stock Option or SAR granted hereunder, and (b) all amounts paid by them in settlement of any such action, suit or proceeding (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them, or any of them, in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding and prior to taking any steps toward defense of such action, suit or proceeding, the Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same at the Company's own expense.

                                   ARTICLE III

                           SHARES SUBJECT TO THE PLAN

         A maximum of one million (1,000,000) shares of Common Stock shall be issuable under the Plan; provided, such amount shall be subject to adjustment in accordance with Article VIII herein. Shares issuable under the Plan may include authorized but unissued or reacquired shares of Common Stock. If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option may again be issuable under the Plan.

                                   ARTICLE IV

                                   ELIGIBILITY

         Key employees of the Company who are performing, or who have been engaged to perform services, of special importance to the management, operation or development of the Company are eligible to participate in this Plan. Such key employees include, but are not limited to, officers of the Company who are members of the Board. Nonemployee members of the Board are not eligible to participate in this plan. Any Optionee may be granted such additional Stock Options as the Committee, in its sole discretion, shall determine.

                                    ARTICLE V

                   RESTRICTIONS ON THE GRANT OF STOCK OPTIONS

         Stock Options granted under this Plan shall be subject to the restrictions set forth below.

         5.1 Committee's Discretion. Stock Options shall be granted only to such key employees eligible to participate in this Plan, at such times, and upon such terms and conditions as the Committee, in its sole discretion, shall determine, subject to the restrictions set forth in this Plan.

         5.2 Persons other Than Employees. No Stock Option shall be granted to a person who is not an employee of the Company on the date of grant of the option.

         5.3 Ten Year Rule. No Stock Option may be granted after the expiration of 10 years from the date of the adoption of this Plan.

         5.4 Ten Percent Shareholders. No Incentive Stock Option shall be granted to an individual who, at the time the option is granted, is a Ten Percent Shareholder, unless, at the time the option is granted, the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Stock Option and such option, by its terms, is not exercisable after the expiration of 5 years from the date such option is granted.

         5.5 Maximum Dollar Amount. The aggregate Fair Market Value, determined as of the time an ISO is granted, of the Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under this Plan or any other such plan of the Company) shall not exceed $100,000.00.

                                   ARTICLE VI

                        STOCK OPTION TERMS AND CONDITIONS

         Each Stock Option granted under the Plan shall be evidenced by a written agreement in form approved by the Committee, and shall be subject to the following provisions and such other provisions as the Committee shall determine:

         6.1 Price. The Option price per share shall be determined by the Committee and, in the case of an ISO, shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of the granting of the option.

         6.2 Period. A Stock Option shall not be exercisable after the expiration of ten years from the date such Stock Option was granted.

         6.3 Time of Exercise. The Committee shall determine the period or periods during which a Stock Option may be exercised. The Committee may permit or require a Stock option to be exercisable in installments.

         6.4 Exercise. A Stock Option, or any portion thereof, shall be exercised by delivery to the Company by the Optionee of a written notice of exercise, and shall be contingent upon payment by the Optionee, in accordance with Section 6.5 below, of the full option price for the shares being purchased. Neither an Optionee nor his executors, administrators, heirs, or legatees shall have any rights or privileges of a shareholder in respect of the shares transferable upon exercise of a Stock option, unless and until certificates representing such shares of Common Stock are issued and delivered to such Optionee.

         6.5 Payment. The option price of an exercised Stock option, or any portion thereof, shall be paid either:

                  (a) in cash, in United States Dollars, or by check, bank draft, or money order payable to the order of the Company;

                  (b) in the sole discretion of the Committee, by the delivery of shares of Common Stock having an aggregate Fair Market value equal to the Option price; or

                  (c) in the sole discretion of the Committee, by any combination of (a) and (b) above, or by any other method as the Committee in its sole discretion shall approve.

         The Committee shall determine the acceptable methods of payment of the Option price for each Stock Option and may impose such limitations and prohibitions on the use of Common Stock to exercise a Stock Option as it deems appropriate.

                  6.6 Termination of option. Each Stock Option shall terminate on the earlier of:

                  (a) the expiration date set forth in the Option Agreement to which such Option is subject;

                  (b) on the date of termination of employment of the Optionee for any reason other than death or retirement, whether such termination of employment is by reason of resignation, dismissal, or otherwise, and whether or not such Stock Option has become exercisable;

                  (c) one year following the death of an Optionee who dies while in the employ of the Company; and

                  (d) when termination of employment is due to normal retirement or early retirement (with Committee consent) under a formal plan or policy of the Company, upon the earlier of
                  (i) the expiration date set forth in the option Agreement to which such option is subject, or (ii) the date on which the Committee, in its sole discretion, determines that, within five (5) years following such termination of employment, the retired Optionee directly or indirectly (A) owns Twenty-Five (25%) percent or more of any stock, equity, financial, or other interest in, (B) operates, advises, or assists in the establishment or operation of, or (C) is employed by, any firm or enterprise which competes with any business conducted by the Company and is located within a 50-mile radius of any location in which the Company maintains an office, operation, branch, or facility.

         Notwithstanding the foregoing, the Committee may, in its sole discretion, prescribe alternative termination provisions with respect to the exercise of an option.

For purposes of subsections 6.6(b) and (d), an Optionee shall not be deemed to have terminated employment or retired during any leave of absence of the Optionee authorized by the Company under the Company's standard personnel practices.

         6.7.     Restrictions on Transfer.

                  (a) Options. Stock Options granted under the Plan shall not be transferable by an Optionee except by will or the laws of descent and distribution, and shall be exercisable, during such Optionee's lifetime, only by the Optionee. No right or interest of any Optionee shall be subject to any lien, obligation or liability of such Optionee.

                  (b) Common Stock. Any Optionee who disposes of shares of Common Stock transferred to the Optionee pursuant to the exercise of an ISO within two (2) years after the date of the granting of the Option or within one (1) year after the transfer of such shares to the Optionee shall notify the Company of such disposition and of the amount realized upon such disposition.

                                   ARTICLE VII

                            STOCK APPRECIATION RIGHTS

         7.1 Terms and Conditions. Simultaneously with the grant of any Option under the Plan, the Committee, in its sole discretion, may grant to an Optionee Stock Appreciation rights in connection with any Option granted to such Optionee. Each SAR shall be subject to the same terms and conditions as the Stock Option to which it is attached, provided that each SAR shall be exercisable only if the Fair Market Value of the Common Stock on the date of exercise exceeds the Option price.

                  Each SAR shall grant to the Optionee the right to surrender, unexercised, the Stock Option (or any portion thereof which the Optionee designates) to which the SAR is attached and receive in exchange therefor, subject to the provisions of the Plan and such rules and regulations as may be established by the Committee, a payment in an amount equal to the product of,(a) the amount by which the Fair Market Value of one share of Common Stock as of the exercise date exceeds the price per share at which the option may be exercised, times (b) the number of shares issuable pursuant to the Stock Option, or portion thereof, which are surrendered. The Committee may, in its sole discretion, determine whether, upon exercise of an SAR, payment shall be made in the form of all cash, all shares, or any combination thereof.

                  If the Optionee is to receive a portion of such payment in shares, the number of shares shall be determined by dividing the amount, in dollars, of such portion to be received in shares by the Fair Market Value of a share on the exercise date. No fractional shares may be issued.

         7.2 Transferability. SARs granted under the Plan shall not be transferable by an Optionee except by will or the laws of descent and distribution, and shall be exercisable, during an Optionee's lifetime, only by the Optionee. No right or interest of any Optionee shall be subject to any lien, obligation or liability of such Optionee.

                                  ARTICLE VIII

                                   ADJUSTMENTS

         If there shall be any increase or reduction in the number of shares of common Stock outstanding by reason of any stock dividends, stock splits, or other readjustments, or if there is any material change in the capital structure of the Company by reason of any reclassification, reorganization, recapitalization, merger, or consolidation, or otherwise, there shall be a proportionate and equitable adjustment of the amount and class of shares available for Options and of the amount and class of shares remaining subject to any outstanding options and the Option price to be paid therefor, as determined by the Committee; provided, however, any fractional shares resulting from any such adjustment shall be eliminated.

                                   ARTICLE IX

                   MERGER, CONSOLIDATION OR CHANGE OF CONTROL

         9.1 Merger or Consolidation. If the Company shall merge or consolidate with another company or reorganize or sell substantially all its assets, each outstanding Stock Option shall entitle the holder thereof to receive upon exercise the same securities and property, or either of them, which a share owner of Common Stock of the same number of shares as that subject to the Stock option would be entitled to receive pursuant to such merger, consolidation, reorganization or sale of assets.

         9.2      Change of Control. In the event that:

                  (a) any person or entity other than the Company shall acquire more than 25% of the Common Stock through a tender offer, exchange offer or otherwise; or

                  (b) a change in the "control" of the Company occurs of a nature that would be required to be reported in response to Item 16(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934; or

                  (c) the Company shall sell substantially all of its assets;

any Optionee who is then holding an outstanding Stock Option and who is deemed by the Committee to be a statutory officer ("insider") for purposes of Section 16 of the Securities Exchange Act of 1934 shall be entitled to surrender any option, or portion thereof, which is then exercisable, in exchange for a cash payment in an amount equal to the difference between the exercise price of such Option, or portion thereof, and , (i) in the event of an offer or similar event, the final offer price per share paid for Common Stock, or such lower price as the Committee may determine is necessary to preserve the qualified status of an Incentive Stock Option, times the number of shares of Common Stock subject to the Option or portion thereof, or (ii) in the event of a change in control, as defined above, or a sale of substantially all of the Company's assets, the Fair Market value of the shares subject to the Stock Option.

         Any payment which the Company is required to make pursuant to the above shall be made within fifteen business days following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validly tendered in compliance with such offer are purchased or exchanged, then only a fraction of the shares to which the Stock Option is subject shall be used in the formula to determine the amount of such payment. The numerator of such fraction shall be the number of shares of Common Stock acquired pursuant to the offer and the denominator of such fraction shall be the number of shares of Common Stock tendered in compliance with such offer. Any Option, or portion thereof, which is surrendered in accordance with this Section 9.2, shall be terminated upon surrender.

         Notwithstanding the provisions of this Section 9.2 the Committee may, at any time, by unanimous vote, revoke the benefits of this Section 9.2.

                                    ARTICLE X

                        AMENDMENT AND TERMINATION OF PLAN

         10.1 Power to Amend and Terminate Plan. The Board may, at any time, without further approval of the shareholders, by an instrument in writing, suspend or terminate the Plan, in whole or in part, or amend it in such respects as the Board, in its sole discretion, deems appropriate and in the best interests of the Company; provided, however, that no amendment shall be made without approval of the shareholders which would:

                  (a) materially modify the eligibility requirements set forth herein for the granting of Stock Options; or

                  (b) increase the total number of shares of Common Stock which may be issuable under the Plan, except to the extent permitted in
         Article VIII;

         10.2 Restriction on Amendment and Termination. Notwithstanding tee-provisions of Section 10.1, no amendment, suspension or termination of this Plan may reduce or impair any of the rights or obligations under any then outstanding Stock Option granted to- an Optionee under the Plan, without the Optionee's consent.

                                   ARTICLE XI

                        GOVERNMENT AND OTHER REGULATIONS

         The granting of Stock Options and the obligation of the Company to issue or transfer and deliver shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall be in effect at the time such grant is to be made or obligation arises and which are required by governmental entities or by the stock exchanges, if any, on which the Common Stock is traded.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         12.1 Right to Continued Employment. No person shall have any claim or right to be granted a Stock option or SAR under the Plan, and the grant of a Stock option or SAR under the Plan shall not be construed as giving an Optionee the right to be retained in the employ of the Company. Further, the Company expressly reserves the right at any time to dismiss an Optionee with or without cause, such dismissal to be free from any liability or any claim under the Plan, except as provided herein or in an option agreement.

         12.2 Other Benefit Plans. No awards, payments or benefits under the Plan shall be taken into account in determining any benefits under any retirement, profit-sharing or other employee benefit plan to which the Company contributes.

         12.3 Plan Expenses. Expenses of administering this Plan shall be borne by the Company.

         12.4 Use of Exercise Proceeds. Payments received from Optionees in connection with the-exercise of Stock options under the Plan shall be used for the general corporate purposes of the Company.

         12.5 Construction of Plan. The Plan shall be administered in the State of Alabama, shall be governed and interpreted solely in accordance with the laws of the State of Alabama and shall be binding on and inure to the benefit of any successor or successors of the Company.

         12.6 Exemption From Registration of Shares. In the event the shares issuable pursuant to any Option are not registered under the Securities Act of 1933 and if the Company so requests prior to the delivery of such shares, in connection with the availability of an exemption from Registration of such shares under Federal or State securities laws or otherwise, then the Optionee or other person exercising such Option, shall agree to hold any shares issued under the said option solely for investment and without any present intention to resell or distribute the same, and to dispose of such shares only in compliance with applicable securities laws and regulations, and shall execute and deliver to the Company an agreement to this effect.

         12.7 Withholding Taxes. Each participant shall, no later than the date as of which the gross income of the participant is recognized for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee for payment of, any Federal, state, or local income taxes of any kind required by law to be withheld with respect to the exercise of a non-ISO or SAR. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. A participant may elect to have the minimum withholding tax obligations with respect to any non-ISO or SAR granted hereunder satisfied by having the Company withhold shares of Stock otherwise deliverable to the participant with respect to such non-ISO. Additionally, if the Committee so determines, the participant may elect to deliver to the Company unrestricted shares which have been held by the participant for at least six (6) months to satisfy any additional tax obligations owed by the participant.

         12.8 Headings. The headings and subheadings in this Plan have been inserted for convenience and reference only and are not to be used in construing the instrument or any provisions hereof.

         12.9 Number and Gender. The masculine pronoun used shall include the feminine pronoun and the singular number shall include the plural number unless the context of the Plan requires otherwise.

                                  ARTICLE XIII

                    SHAREHOLDER APPROVAL AND EFFECTIVE DATES

         Upon approval by the shareholders of the Company, this Plan shall become effective as of January 20, 1988. The Plan and all outstanding Stock options and SARs shall remain in effect until such Stock Options and SARs have expired or have been cancelled. If the shareholders shall not approve the Plan, it shall not be effective, and any and all actions taken hereunder shall be null and void or, if necessary, shall be deemed to have been fully rescinded.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to affix their signatures and the seal of the corporation to this Plan on this the 20th day of January, 1988.



ATTEST:                                FIRST ALABAMA BANCSHARES, INC.



BY: /s/ L. Burton Barnes  III          /s/ W.L. Hurley
   --------------------------------    -----------------------------------------
   L. Burton Barnes III                W.L. Hurley
   Secretary                           Chairman of the Board
   and General Counsel